                                                                   Exhibit 99.27

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

                ------------------------------------------------------
                  FIRST USA CREDIT CARD MASTER TRUST, SERIES 2001-4
                ------------------------------------------------------

                    Monthly Period:                  5/1/02 to
                                                     5/31/02
                    Distribution Date:               6/10/02
                    Transfer Date:                   6/7/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 2001-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.

     1. The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                       Class A                          $1.70500
                                       Class B                          $1.92889
                                       Collateral Invested Amount       $2.44556



     2. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                       Class A                          $1.70500
                                       Class B                          $1.92889
                                       Collateral Invested Amount       $2.44556

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-4
Page 2

   3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
       $1,000 original certificate principal amount
                                     Class A                            $0.00000
                                     Class B                            $0.00000
                                     Collateral Invested Amount         $0.00000

B. Information Regarding the Performance of the Trust.

   1.  Allocation of Principal Receivables.

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                     Class A                      $88,083,869.58
                                     Class B                       $6,827,096.68
                                     Collateral Invested Amount    $9,978,064.35
                                                                 ---------------
                                     Total                       $104,889,030.61

   2.  Allocation of Finance Charge Receivables

       (a1) The aggregate amount of Allocations of Finance
            Charge Receivables processed during the Monthly
            Period which were allocated in respect of the Certificates

                                     Class A                       $8,667,438.72
                                     Class B                         $671,785.23
                                     Collateral Invested Amount      $981,839.92
                                                                 ---------------
                                     Total                        $10,321,063.87

       (b1) Principal Funding Investment Proceeds (to Class A)             $0.00
       (b2) Withdrawals from Reserve Account (to Class A)                  $0.00
                                                                 ---------------
            Class A Available Funds                                $8,667,438.72

       (c1) Principal Funding Investment Proceeds (to Class B)             $0.00
       (c2) Withdrawals from Reserve Account (to Class B)                  $0.00
            Class B Available Funds                                  $671,785.23

       (d1) Principal Funding Investment Proceeds (to CIA)                 $0.00
       (d2) Withdrawals from Reserve Account (to CIA)                      $0.00
            Collateral Interest Available Funds                      $981,839.92

       (e1) Total Principal Funding Investment Proceeds                    $0.00
       (e2) Investment Earnings on deposits to Reserve Account             $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 3

  3. Principal Receivable / Investor Percentages

     (a) The aggregate amount of Principal Receivables in
         the Trust as of 05/31/02                            $32,386,871,865.69


     (b) Invested Amount as of 05/31/02
         (Adjusted Class A Invested Amount
         during Accumulation Period)
                               Class A                          $600,000,000.00
                               Class B                           $46,428,000.00
                               Collateral Invested Amount        $67,858,000.00
                                                             ------------------
                               Total                            $714,286,000.00

     (c) The Floating Allocation Percentage:
                               Class A                                    1.845%
                               Class B                                    0.143%
                               Collateral Invested Amount                 0.209%
                                                             ------------------
                               Total                                      2.197%

     (d) During the Accumulation Period: The Invested Amount
         as of ______ (the last day of the Revolving Period)
                               Class A                                    $0.00
                               Class B                                    $0.00
                               Collateral Invested Amount                 $0.00
                                                             ------------------
                               Total                                      $0.00

     (e) The Fixed/Floating Allocation Percentage:
                               Class A                                    1.845%
                               Class B                                    0.143%
                               Collateral Invested Amount                 0.209%
                                                             ------------------
                               Total                                      2.197%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 2001-4
Page 4

   4.  Delinquent Balances.

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                          $422,735,187.23
       (b) 60 - 89 days                                          $312,708,031.38
       (c) 90 - 119 days                                         $238,913,440.88
       (d) 120 - 149 days                                        $197,366,919.81
       (e) 150 - 179 days                                        $175,940,512.38
       (f) 180 or more days                                                $0.00
                                   Total                       $1,347,664,091.68

    5. Monthly Investor Default Amount.

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Monthly Period allocable to the Invested Amount
           (the aggregate "Investor Default Amount")
                                   Class A                         $3,106,162.88
                                   Class B                           $240,748.67
                                   Collateral Invested Amount        $351,863.44
                                                               -----------------
                                   Total                           $3,698,774.99


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the Collateral Invested Amount
                                   Class A                                 $0.00
                                   Class B                                 $0.00
                                   Collateral Invested Amount              $0.00
                                                               -----------------
                                   Total                                   $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 5

       (b) The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                             Class A                                      $0.00
                             Class B                                      $0.00
                             Collateral Invested Amount                   $0.00
                                                                 --------------
                             Total                                        $0.00


   7.  Investor Servicing Fee
       (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                             Class A                                $750,000.00
                             Class B                                 $58,035.00
                             Collateral Invested Amount              $84,822.50
                                                                 --------------
                             Total                                  $892,857.50


   8.  Reallocated Principal Collections
           The amount of Reallocated Collateral Interest
           Principal Collections and Class B Principal
           Collections applied in respect of Interest
           Shortfalls, Investor Default Amounts or Investor
           Charge-Offs for the prior month.

                             Class B                                      $0.00
                             Collateral Invested Amount                   $0.00
                                                                 --------------
                             Total                                        $0.00

   9.  Collateral Invested Amount

       (a) The amount of the Collateral Invested Amount as of
           the close of business on the related Distribution
           Date after giving effect to withdrawals, deposits
           and payments to be made in respect of the
           preceding month                                       $67,858,000.00

   10. The Portfolio Yield
        The Portfolio Yield for the related Monthly Period                10.80%

   11. The Base Rate
        The Base Rate for the related Monthly Period                       4.08%

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 6

C   Information Regarding the Principal Funding Account

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      04/01/2006

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                       1.00

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                         714,286,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

      2.  Principal Funding Account

          Beginning Balance                                               $0.00
            Plus: Principal Collections for related Monthly
                  Period from Principal Account                            0.00
            Plus: Interest on Principal Funding Account Balance
                  for related Monthly Period                               0.00

            Less: Withdrawals to Finance Charge Account                    0.00
            Less: Withdrawals to Distribution Account                      0.00
                                                                 --------------
          Ending Balance                                                   0.00

      3.  Accumulation Shortfall

                The Controlled Deposit Amount for the previous
                Monthly Period                                            $0.00

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                   $0.00

                Accumulation Shortfall                                    $0.00
                                                                 --------------
                Aggregate Accumulation Shortfalls                         $0.00

      4.  Principal Funding Investment Shortfall

                Covered Amount                                            $0.00

          Less: Principal Funding Investment Proceeds                     $0.00

                                                                 --------------
                Principal Funding Investment Shortfall                    $0.00
                                                                 --------------

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 2001-4
Page 7

D. Information Regarding the Reserve Account

      1. Required Reserve Account Analysis

         (a) Required Reserve Account Amount percentage                 0.00000%

         (b) Required Reserve Account Amount ($)                          $0.00
             (.5% of Class A Invested Amount or other amount designated by Transferor)

         (c) Required Reserve Account Balance after effect of
             any transfers on the Related Transfer Date                   $0.00

         (d) Reserve Draw Amount transferred to the Finance
             Charge Account on the Related Transfer Date                  $0.00

      2. Reserve Account Investment Proceeds
         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              $0.00

      3. Withdrawals from the Reserve Account
         Total Withdrawals from the Reserve Account transferred
         to the Finance Charge Account on the related Transfer            $0.00
         Date (D.1.(d) plus D.2. above)

      4. The Portfolio Adjusted Yield
         The Portfolio Adjusted Yield for the related Monthly Period       7.15%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                First USA Bank, National Association
                as Servicer


                By: /s/ Tracie Klein
                    ---------------------------
                    Tracie Klein
                    First Vice President